AMERICAN

RESOURCES CORPORATION

(NASDAQ: AREC)

A leading supplier of raw material to the growing infrastructure market

Perry County Resources Overview

October 2019

DISCLAIMER

This document contains may include predictions, estimates or other information that might be considered forward-looking. While these forward-looking statements represent our current judgment on what the future holds, they are subject to risks and uncertainties that could cause actual results to differ materially. You are cautioned not to place undue reliance on these forward-looking statements, which reflect our opinions only as of the date of this presentation. Please keep in mind that we are not obligating ourselves to revise or publicly release the results of any revision to these forward-looking statements in light of new information or future events. Throughout this document, we will attempt to present some important factors relating to our business that may affect our predictions. You should also review any and all SEC filings of each respective company for a more complete discussion of these factors and other risks, particularly under the heading "Risk Factors."

This document is neither an offer to sell nor a solicitation to purchase any of the Company's securities. Certain statements and financial projections in this Presentation constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, which are based on management's current expectations, are generally identifiable by the use of terms, such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "possible," "potential," "predicts," "projects," "should," "would" and similar expressions. The potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied herein include, among others, the Company's ability to raise additional debt or equity financing, the Company's relationships with its current and future customers and business partners, the Company's ability to achieve anticipated results from acquisitions, and organic growth and development and overall business expansion. All reserve estimates (tonnage, quality, sell ability, etc) and other number and figures presented herein are management estimates only, may include reserves that are currently under lease negotiation (i.e., not currently controlled), and should be independently verified.

The reserve numbers presented herein are estimates based on available data and the interpretation of such data by the company and/or its advisors and/or consultants and are not classified as "proven" or "probable" pursuant to the definitions found within SEC's Industry Guide 7. Not all reserves are permitted and certain reserve numbers may include reserves under permit, permit in-process or leased, and in some cases prior leases that have lapsed and need to be re-obtained.

This presentation and the information herein is updated frequently and you should absolutely verify with management of the Company that this version is the most recent available. In the event that the information presented herein conflicts with Company public filings, the public filings shall be the governing document.

AMERICAN
RESOURCES CORPORATION



COMPANY SUMMARY

Perry County Resources Complex & Davidson Branch Preparation Plant

AMERICAN
RESOURCES CORPORATION

American Resources Corporation Overview

Company Overview

American Resources Corporation (AREC) is a supplier of raw materials to the rapidly growing global infrastructure marketplace. The company's primary focus is on the extraction, processing, transportation and selling of metallurgical carbon and PCI to the steel industry. The company operations are based in the Central Appalachian basin of eastern Kentucky and West Virginia where premium quality metallurgical products are located.

American Resources Corporation is rapidly expanding its business to focus on organic growth in the infrastructure market and selective acquisitions that can tie into existing operating subsidiaries and new operational hubs, primarily in eastern Kentucky and West Virginia.

American Resources Culture

The Company has establishing a scalable, efficient operational platform that is able to effectively manage infrastructure related operations in any market environment.

- We look to mitigate risk by mitigating debt and legacy liabilities
- We are a management-founded and owned company that is hyper-focused on cost controls and efficiency. We are committed to being one of the lowest cost operators in the industry.
- We take a rational yet "outside-the-box" approach to environmental reclamation to return older, less rational mining sites back to local communities to be repurposed.

Company Organizational & Ownership Chart


American Resources Corporation
Quest Energy Inc.
Empire Kentucky Land, Inc.
McCoy Elkhorn Coal LLC
Knott County Coal LLC
Deane Mining LLC
Perry County Resources LLC
Colonial Coal Company, Inc.
Wyoming County Coal LLC
ERC Mining Indiana Corp.
Quest Processing LLC

Geographic Footprint

AREC's operations are focused on eastern Kentucky and West Virginia, centered around four operating complexes in Kentucky and one complex in West Virginia. The company is headquartered in Fishers, Indiana with regional offices at each operating subsidiary.


Headquarters
Fishers, Indiana
West Virginia Operations
Oceana, WV
Southwest Indiana Operations
Jasonville, Indiana
Eastern Kentucky Operations
Meta, Kentucky
Kite, Kentucky
Deane, Kentucky
Hazard, Kentucky

Perry County Resources – Complex Overview

Summary of Mining Operations

- Perry County Resources (PCR) is an operating mining complex located in Perry County, KY.
- The complex controls permits for two underground mines in the Elkhorn 4 seam.
- The mines consist of low-sulfur, high-quality, soft coking and PCI carbon, which serves the global steelmaking and infrastructure markets, as well as industrial stoker.
- The permits are set up to potentially access up to approximately 110 million tons of carbon deposits with ~94% of deposits being soft coking and PCI carbon used for steelmaking.
- The Davidson Branch Preparation Plant has a total capacity to process 1,300 tons-per-hour, equipped with stoker circuits to process a variety industrial stoker products.
- PCR is equipped with the logistics infrastructure to access both domestic and international carbon and infrastructure markets including batch weight loadout on the CSX.
- The complex has ample storage capacity with area for four raw carbon stockpiles and capacity to store over 300,000 tons on-site.
- The complex is equipped with significant underground and surface equipment and infrastructure to handle all facets of extraction, processing and shipping.

Map



Menifee
Morgan
Johnson
Martin
Wolfe
Magoffin
Lee
Breathitt
Floyd
Pike
Owsley
Knott
Perry
Clay
Leslie
Letcher
Harlan
Bell
McCoy Elkhorn
Wyoming County Coal
Knott County Coal
Deane Mining
Perry County Resources
Kentucky
WV

Perry County Resources - Historical production Profile

(In Million Short Tons)



Millions of Tons of Carbon
1.4
1.2
1
0.8
0.6
0.4
0.2
0
1.2
0.9
1.1
0.8
2015
2016
2017
2018

PERRY COUNTY RESOURCES – COMPLEX OVERVIEW

PERRY COUNTY RESOURCES - CARBON DEPOSIT OVERVIEW *

				Quality - As Recovered		
Mining Style	**Total**	**Soft Coking / PCI**	**Industrial**	**Ash %**	**Sulfur %**	**BTU/lb**
Surface / Highwall Mining	6,985	-	6,985	8.38	0.94	13,758
Underground Mining	103,855	100,459	3,396	6.40	0.85	13,270
Total Perry County Resources	110,840	100,459	10,381	6.53	0.85	13,300

In '000 Short Tons

2018A CARBON QUALITY BREAKDOWN

2018A Sales by Quality



Industrial Stoker
13%
Thermal
27%
Soft Coking / PCI
60%

CARBON DEPOSIT PERMIT STATUS



Non-Permitted
36%
Permitted
64%

* *PCR may not necessarily have control of all mineral, but control permits that have access to such mineral should PCR lease it in the future.*

Perry County Resources – Complex Overview

Carbon Sales & Logistics Overview

- With a large deposit of high-quality semi-soft coking and PCI carbon from the desirable Elkhorn 4 seam, Perry County Resources has an established and stable customer base.
- Perry County Resources currently sells semi-soft coking and PCI carbon to domestic and international steelmakers.
- Perry County Resources currently sells high-quality, low sulfur carbon to industrial plants and thermal customer.
- The Perry County Resources complex has the essential infrastructure to produce, store, process and ship carbon to both domestic and international markets, and has the flexibility to ship via rail, barge or truck.
- With significant mine life of over 20 years, Perry County Resources has the ability to be a stable, long-term provider of carbon to a variety of markets.

Representative Customers

Semi-Soft Coking / PCI

Industrial Stoker

Thermal

Average Carbon Pricing

	2H 2019E	2020E	2021E	2022E
Semi-Soft Coking / PCI	$91.88	$88.49	$86.81	$85.54
Industrial Stoker	$106.44	$111.63	$111.90	$111.90
Thermal	$65.17	$57.90	$56.00	$57.50

Coking and Thermal carbon pricing based on Javelin pricing curves
Industrial Stoker prices based on historical prices received from long-term clients

Perry County Resources – Complex Overview

Strategic Rationale

- The addition of Perry County Resources to American Resources Corporation's carbon platform fits very well within the Company's geographical footprint (see Map on slide 5).
  Perry County Resources resides:
  ~30 miles from Deane Mining
  ~33 miles from Knott County Coal
  ~75 miles from McCoy Elkhorn
  ~150 miles from Wyoming County Coal

- Allowing the Company to capture synergies with shared infrastructure and resources

- Adds potential for ~ 100 million tons of semi-soft coking / PCI carbon to AREC's already existing ~150 million ton metallurgical carbon deposit base

- Further cements American Resources' carbon platform as one of the fastest growing, with one of the largest growth pipelines in the industry

- Ability to restructure the existing operations at Perry County Resources under AREC's low-cost efficient operating structure to expand margins and profitability

- Expands AREC's existing customer base to provide them a variety of high-quality carbon products with the ability to grow sales relationships in an already tight market

- Expands and diversifies AREC's environmental surety relationships. With limited sureties able to underwrite reclamation bonds, Perry County Resources will bring a new and valuable partner to compliment the Company's existing surety partnership